SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 14, 1998

                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                      1-9580                  76-0289495
(State of other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


                        7135 ARDMORE HOUSTON, TEXAS 77054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 747-1025

        ________________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

       On August 14, 1998, Industrial Holdings, Inc. (the "Company") acquired the assets and assumed certain liabilities of the Kirsch Hardware and Components Business (the "Business") from Kirsch, Inc. The business will be operated by IHI under the name Ideal Products ("Ideal"). The Ideal manufacturing facility, located in Beacon Falls, Connecticut, manufactures drapery hardware components, wire drawn products such as common pins and safety pins, and electrical components (including retention clips, fuse holders, contacts and switch components) for use in distribution panels, wiring devices, fuses, circuit breakers and switches.

       The attached press release may contain forward-looking statements related to competitive advantage and prospects for expansion that involve risks and uncertainties. These risks and uncertainties may cause actual results to differ materially from expected results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Exhibits

            Exhibit No.

            99 Press release dated August 17, 1998, related to the announcement of the completion of the acquisition of Kirsch Hardware and Components Business.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                            INDUSTRIAL HOLDINGS, INC.


                                            By: /S/CHRISTINE A. SMITH
                                                   VICE PRESIDENT AND CHIEF
                                                   FINANCIAL OFFICER

Date: August 24, 1998

                                 EXHIBIT INDEX

Exhibit No.

       99 Press release dated August 17, 1998, related to the announcement of the completion of the acquisition of Kirsch Hardware and Components Business.